UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2019

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares — Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

(a)           As previously announced, Mr. James R. Crane received less than a majority of votes in favor of his reelection as a director of Nabors Industries Ltd. (the “Company”) at the most recent annual general meeting of shareholders (the “Shareholder Meeting”) and, in accordance with the Company’s Board Guidelines on Significant Corporate Governance Issues (the “Guidelines”) promptly tendered his contingent resignation from the Board of Directors (the “Board”). Under the Guidelines, the resignation becomes effective only upon its acceptance by the full Board.  The Board deliberated Mr. Crane’s resignation at its regularly scheduled meeting held on July 25, 2019, during which the Board discussed Mr. Crane’s contributions to the Board and the Company during his tenure. Noting the Company’s improved safety record during Mr. Crane’s leadership of the Board’s Technology and Safety Committee, his well-known success in business, his relationships with senior energy industry executives as well as his significant expertise in global logistics, the Board has determined that it is not in the best interests of the Company to accept Mr. Crane’s resignation at this time. However, in light of the vote received at the Shareholder Meeting, the Board has determined to remove Mr. Crane as a member of the Compensation Committee of the Board effective immediately.

(b)           On July 26, 2019, the Board declared cash dividends of (i) $0.01 per outstanding Common Share, par value $0.001 per share, which will be paid on October 2, 2019, to holders of record at the close of business on September 11, 2019, and (ii) $0.75 per outstanding share of our 6.00% Mandatory Convertible Preferred Shares, Series A, par value $0.001 per share, which will be paid on November 1, 2019, to holders of record at the close of business on October 15, 2019.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: July 26, 2019	By:	/s/Mark D. Andrews
Mark D. Andrews
Corporate Secretary